UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported)

November 16, 2021

Codiak BioSciences, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39615	47-4926530
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

35 CambridgePark Drive, Suite 500

Cambridge, MA 02140

(Address of principal executive offices and zip code)

(617) 949-4100

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	CDAK	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 – Regulation FD Disclosure

On November 16, 2021, Codiak BioSciences, Inc. (the “Company”) issued a press release announcing initial data for exoSTING, a novel engineered exosome therapeutic candidate currently being investigated in a Phase 1/2 clinical trial as a single agent for the treatment of multiple solid tumors. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

On November 16, 2021, the Company also hosted a conference call and webcast, during which the Company reviewed a presentation on this initial data for exoSTING. A copy of this presentation is attached as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated by reference herein.

The information under this Item 7.01 is being furnished herewith and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01 - Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

99.1	Press release, dated November 16, 2021, by Codiak BioSciences, Inc.

99.2	Presentation, dated November 16, 2021, by Codiak BioSciences, Inc.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 17, 2021	Codiak BioSciences, Inc.

	By:	/s/ Douglas E. Williams
	Name:	Douglas E. Williams, Ph.D.
	Title:	Chief Executive Officer and President